                                 United States

                      Securities and Exchange Commission

                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported):
                        March 27, 1998 (March 19, 1998)

                            Tier Technologies, Inc.
              (Exact Name of Registrant as Specified in Charter)


        California                  000-23195                    94-3145844

(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                  Identification Number)

1350 Treat Boulevard,
     Suite 250
Walnut Creek, California                                      94596

(Address of Principal
  Executive Offices)                                        (Zip Code)



                                (925) 937-3950

                            (Registrant's Telephone
                         Number, Including Area Code)

                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On March 19, 1998, Tier Technologies, Inc., a California corporation (the "REGISTRANT"), through the Registrant's wholly-owned subsidiary, Tier Technologies (Australia) Pty Limited, a company organized under the laws of the Commonwealth of Australia, acquired the assets of Sancha Computer Services Pty Limited and Sancha Software Development Pty Limited, each, a company organized under the laws of the Commonwealth of Australia and in the business of providing information technology services (together, "SANCHA"), for a total consideration of $6,700,000 (Australian dollars) in cash and approximately 51,000 shares of Class B Common Stock of the Registrant. Upon the achievement of certain performance targets, Sancha may receive additional consideration in an aggregate amount not to exceed $2,450,000 (Australian dollars) in calendar years 1998 through 2000. The purchase price was determined by arms-length negotiations between representatives of the Registrant and Sancha and the funds used and to be used by the Registrant in connection with the acquisition are from the Registrant=s working capital. The value of the Class B Common Stock of the Registrant was determined by dividing the average of the closing price (after conversion to Australian dollars using the exchange rate quoted by the Commonwealth Bank of Australia for buying U.S. dollars at the end of trading on the business day preceding the Purchase Date (as such term is defined in the acquisition agreement)) of the Class B Common Stock on the NASDAQ Exchange for each of the three business days preceding the date of the acquisition agreement. The foregoing description does not purport to be a complete description of the terms of the acquisition agreement, as amended, copies of which are attached hereto as exhibits and incorporated herein by reference.

              ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                           INFORMATION AND EXHIBITS

          (a) Financial Statements of Business Acquired.  It is impracticable at
              -----------------------------------------
this time for the Registrant to provide the financial statements of the acquired business which are required by ITEM 7(A) of this Form 8-K. Such financial statements will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but in any event not later than sixty (60) days after the date hereof.

          (b) Pro Forma Financial Information.  It is impracticable at this time
              -------------------------------
for the Registrant to provide the pro forma financial information relative to the acquired business which is required by ITEM 7(B) of this Form 8-K. Such pro forma financial information will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but in any event not later than sixty
(60) days after the date hereof.

          (c) Exhibits.  The following are filed as exhibits to this Form 8-K
              --------
and are incorporated herein by reference.


EXHIBIT NUMBER                         EXHIBIT DESCRIPTION

    2.1 Business Purchase Agreement, among Sancha Computer Services Pty Limited, Sancha Software Development Pty Limited and Tier Technologies (Australia) Pty Limited, dated as of February 26, 1998.

    2.2 Amendment of Business Purchase Agreement, among Sancha Computer Services Pty Limited, Sancha Software Development Pty Limited and Tier Technologies (Australia) Pty Limited.

                              Signatures
                              ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 27, 1998        TIER TECHNOLOGIES, INC.


                              By:       /s/ George K. Ross
                                   -----------------------
                              Name:   George K. Ross
                              Title:  Chief Financial Officer and
                                      Senior Vice President